                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2007
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    000-50954              98-0346908
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv    61580 Israel
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       (Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
                                                    -----------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.

      On April 30, 2007,  Raviv Zoller,  a director of Ness  Technologies,  Inc.
(the  "Company"),  notified  the  Company  that  he  had  decided  not  to  seek re-election to the board of directors of the Company.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    NESS TECHNOLOGIES, INC.

Dated: May 2, 2007
                                    By: /s/ Ilan Rotem
                                        ----------------------------------------
                                        Name:  Ilan Rotem
                                        Title: Secretary and General Counsel